CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 of Pruco Life of New Jersey Flexible Premium Variable Annuity Account (“Registration Statement”) of our report dated April 7, 2020, relating to the financial statements of the subaccounts listed in Appendix A, which appears in this Registration Statement. We also consent to the use in this Registration Statement of our report dated March 5, 2020 relating to the financial statements of Pruco Life Insurance Company of New Jersey, which appears in this Registration Statement. We also consent to the reference to us under the heading “Experts” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
New York, NY
December 15, 2020

Appendix A

Prudential Government Money Market Portfolio	ProFund VP Consumer Goods
Prudential Diversified Bond Portfolio	ProFund VP Financials
Prudential Equity Portfolio (Class I)	ProFund VP Health Care
Prudential Value Portfolio (Class I)	ProFund VP Industrials
Prudential High Yield Bond Portfolio	ProFund VP Mid-Cap Growth
Prudential Stock Index Portfolio	ProFund VP Mid-Cap Value
Prudential Global Portfolio	ProFund VP Real Estate
Prudential Jennison Portfolio (Class I)	ProFund VP Small-Cap Growth
Prudential Small Capitalization Stock Portfolio	ProFund VP Small-Cap Value
T. Rowe Price International Stock Portfolio	ProFund VP Telecommunications
T. Rowe Price Equity Income Portfolio (Equity Income Class)	ProFund VP Utilities
Invesco V.I. Core Equity Fund (Series I)	ProFund VP Large-Cap Growth
Janus Henderson VIT Research Portfolio (Institutional Shares)	ProFund VP Large-Cap Value
Janus Henderson VIT Overseas Portfolio (Institutional Shares)	AST Bond Portfolio 2020
MFS® Research Series (Initial Class)	AST Jennison Large-Cap Growth Portfolio
MFS® Growth Series (Initial Class)	AST Bond Portfolio 2021
American Century VP Value Fund (Class I)	Wells Fargo VT International Equity Fund (Class 1)
Franklin Small-Mid Cap Growth VIP Fund (Class 2)	Wells Fargo VT Omega Growth Fund (Class 1)
Prudential Jennison 20/20 Focus Portfolio (Class I)	AST Bond Portfolio 2022
Davis Value Portfolio	AST Quantitative Modeling Portfolio
AB VPS Large Cap Growth Portfolio (Class B)	AST BlackRock Global Strategies Portfolio
Prudential SP Small Cap Value Portfolio (Class I)	Wells Fargo VT Opportunity Fund (Class 1)
Janus Henderson VIT Research Portfolio (Service Shares)	AST Prudential Core Bond Portfolio
SP Prudential U.S. Emerging Growth Portfolio (Class I)	AST Bond Portfolio 2023
Prudential SP International Growth Portfolio (Class I)	AST MFS Growth Allocation Portfolio
AST Goldman Sachs Large-Cap Value Portfolio*	AST Western Asset Emerging Markets Debt Portfolio
AST Cohen & Steers Realty Portfolio	AST MFS Large-Cap Value Portfolio
AST J.P. Morgan Strategic Opportunities Portfolio	AST Bond Portfolio 2024
AST T. Rowe Price Large-Cap Value Portfolio	AST AQR Emerging Markets Equity Portfolio
AST High Yield Portfolio	AST ClearBridge Dividend Growth Portfolio
AST Small-Cap Growth Opportunities Portfolio	AST Multi-Sector Fixed Income Portfolio
AST WEDGE Capital Mid-Cap Value Portfolio	AST AQR Large-Cap Portfolio
AST Small-Cap Value Portfolio	AST QMA Large-Cap Portfolio
AST Mid-Cap Growth Portfolio	AST Bond Portfolio 2025
AST Hotchkis & Wiley Large-Cap Value Portfolio	AST T. Rowe Price Growth Opportunities Portfolio
AST Loomis Sayles Large-Cap Growth Portfolio	AST Goldman Sachs Global Growth Allocation Portfolio
AST MFS Growth Portfolio	AST T. Rowe Price Diversified Real Growth Portfolio
AST Neuberger Berman/LSV Mid-Cap Value Portfolio	AST Prudential Flexible Multi-Strategy Portfolio
AST BlackRock Low Duration Bond Portfolio	AST Franklin Templeton K2 Global Absolute Return Portfolio
AST QMA US Equity Alpha Portfolio	AST Managed Equity Portfolio
AST T. Rowe Price Natural Resources Portfolio	AST Managed Fixed Income Portfolio
AST T. Rowe Price Asset Allocation Portfolio	AST FQ Absolute Return Currency Portfolio
AST MFS Global Equity Portfolio	AST Jennison Global Infrastructure Portfolio

AST J.P. Morgan International Equity Portfolio	AST PIMCO Dynamic Bond Portfolio
AST Templeton Global Bond Portfolio	AST Legg Mason Diversified Growth Portfolio
AST Wellington Management Hedged Equity Portfolio	AST Bond Portfolio 2026
AST Capital Growth Asset Allocation Portfolio	AST AB Global Bond Portfolio
AST Academic Strategies Asset Allocation Portfolio	AST Goldman Sachs Global Income Portfolio
AST Balanced Asset Allocation Portfolio	AST Morgan Stanley Multi-Asset Portfolio
AST Preservation Asset Allocation Portfolio	AST Wellington Management Global Bond Portfolio
AST Fidelity Institutional AM℠ Quantitative Portfolio	AST Neuberger Berman Long/Short Portfolio
AST Prudential Growth Allocation Portfolio	AST Wellington Management Real Total Return Portfolio
AST Advanced Strategies Portfolio	AST QMA International Core Equity Portfolio
AST T. Rowe Price Large-Cap Growth Portfolio	AST Managed Alternatives Portfolio
AST Government Money Market Portfolio	AST Emerging Managers Diversified Portfolio
AST Small-Cap Growth Portfolio	AST Columbia Adaptive Risk Allocation Portfolio
AST BlackRock/Loomis Sayles Bond Portfolio	Blackrock Global Allocation V.I. Fund (Class III)
AST International Value Portfolio	JPMorgan Insurance Trust Income Builder Portfolio (Class 2)
AST International Growth Portfolio	AST Bond Portfolio 2027
AST Investment Grade Bond Portfolio	NVIT Emerging Markets Fund (Class D)
AST Western Asset Core Plus Bond Portfolio	AST Bond Portfolio 2028
AST Bond Portfolio 2019	AST Bond Portfolio 2029
AST Cohen & Steers Global Realty Portfolio	AST American Funds Growth Allocation Portfolio
AST Parametric Emerging Markets Equity Portfolio	AST Bond Portfolio 2030
AST Goldman Sachs Small-Cap Value Portfolio	AST BlackRock 80/20 Target Allocation ETF Portfolio
AST AllianzGI World Trends Portfolio	AST BlackRock 60/40 Target Allocation ETF Portfolio
AST J.P. Morgan Global Thematic Portfolio	AST Dimensional Global Core Allocation Portfolio
AST Goldman Sachs Multi-Asset Portfolio	ProFund VP Consumer Services